Investor Day October 2026

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Andrew Pearson 2 Vice President Investor Relations and Strategy

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Important Information and Cautionary Statements General This presentation has been prepared by Mission Produce, Inc. (together with its subsidiaries, "Mission," the "Company," "we," "us" or "our") solely for use at the Company's Investor Day held on October 8, 2026. As used in this presentation, the "Presentation" includes these slides, the accompanying oral remarks, the question-and-answer session, the related webcast and any replay or transcript of the event. The Presentation is not intended to be all-inclusive and does not contain all of the information that may be important to an investor. It should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the "SEC"), which are available at www.sec.gov and on the Company's investor relations website at investors.missionproduce.com. If the Presentation is inconsistent with the Company's SEC filings, the SEC filings control. Except as required by applicable law, none of the Company or its affiliates, directors, officers, employees, agents or advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of the information in the Presentation that is derived from third-party sources. The Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, and it does not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Forward-Looking Statements The Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. They include, among others, statements regarding: our reaffirmed outlook for the second half and fourth quarter of fiscal 2026; our fiscal 2035 ambitions, five-year financial targets and total shareholder return framework; anticipated organic sales growth, margin expansion, free cash flow conversion, capital expenditures and leverage; the anticipated synergies from, and the integration and future performance of, our completed acquisition of Calavo Growers, Inc. ("Calavo"); our capital allocation priorities, including acquisitions, debt reduction and share repurchases; and the assumptions underlying any of the foregoing. Words such as "may," "will," "would," "could," "should," "expect," "intend," "plan," "believe," "seek," "estimate," "project," "forecast," "anticipate," "target," "goal," "ambition," "aspire," "outlook," "guidance," "reaffirm," "potential," "continue" and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, many of which relate to matters beyond our control and are subject to rapid change. Although we believe the expectations reflected in our forward-looking statements are based on reasonable assumptions, we can give no assurance that they will be achieved. Actual results could differ materially from those expressed or implied by forward-looking statements due to a variety of factors, including, among others: our ability to integrate Calavo successfully and realize anticipated synergies within the expected time frame; fluctuations in the supply and market price of avocados and other fruit, including as a result of weather, climate and other farming risks; economic, political and trade conditions in Mexico, Peru and our other sourcing and sales markets, including changes in tariffs and trade policy; loss of, or reduced purchases by, one or more of our largest customers; competition; our indebtedness, including indebtedness incurred in connection with the acquisition of Calavo, and our ability to generate sufficient cash flow and remain in compliance with the covenants in our credit facility; and volatility in the trading price of our common stock. These and other important factors are described under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and in our subsequent Quarterly Reports on Form 10-Q; under "Risk Factors—Risks Relating to the Combined Company" in the joint proxy statement/prospectus dated March 20, 2026, filed with the SEC pursuant to Rule 424(b)(3) and forming part of our Registration Statement on Form S-4 (Registration No. 333-294128); and in our other filings with the SEC from time to time, which are available at www.sec.gov and on our investor relations website. You should review those factors carefully and not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date hereof. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statement, outlook, target or ambition, whether as a result of new information, future events or otherwise. Investors should not assume that any later silence by the Company constitutes a reaffirmation. Long-Term Ambitions, Targets and Total Shareholder Return Our fiscal 2035 ambitions and multi-year targets are aspirational and are not guidance or projections. They are presented to describe our strategic priorities and are not predictions of future results. They are based on numerous assumptions, many of which are beyond our control References to total shareholder return ("TSR") describe an illustrative framework showing how organic sales growth, margin expansion, acquisitions and share repurchases could contribute to shareholder value. TSR depends on the trading price of our common stock, which is affected by many factors outside our control. We make no prediction regarding the future trading price of our common stock or the return any investor will realize. Capital Allocation and Share Repurchases Statements regarding capital expenditures, acquisitions, debt reduction and share repurchases reflect our current priorities and are not commitments. Our $100 million share repurchase authorization does not obligate us to acquire any particular amount of shares. Repurchases may be suspended or discontinued at any time. The timing and amount of any repurchases, capital expenditures, acquisitions or debt reduction will depend on market conditions, our cash position and liquidity needs, compliance with our credit facility covenants, the trading price of our common stock and other factors. Pro Forma, Preliminary and Estimated Information Pro forma net sales for fiscal 2025 give effect to the acquisition of Calavo as if it had occurred on November 1, 2024. They were not prepared in accordance with Article 11 of Regulation S-X and are presented for illustrative purposes only. They include historical information about Calavo derived from Calavo's records that we have not independently verified. They are not necessarily indicative of the results that would have been achieved had the acquisition occurred on that date, or of future results. Certain information in the Presentation is preliminary, unaudited or estimated and is subject to change, including amounts identified as estimates (for example, "2026E") and amounts for periods that have not been completed or reported. Totals may not sum due to rounding. Past performance is not necessarily indicative of future results. Industry and Market Data Market data and industry information in the Presentation, including market growth rates used as benchmarks for our growth targets, are based on management's knowledge of the industry and good-faith estimates. They are also based, to the extent available, on management's review of independent industry surveys and publications and other publicly available information prepared by third parties. We believe these sources are reliable, but we have not independently verified the third-party information, and we cannot guarantee its accuracy or completeness. Estimates of market position, opportunity and size are inherently uncertain, involve a number of assumptions and limitations, and are subject to the same risks described under "Forward-Looking Statements." You are cautioned not to give undue weight to them. Trademarks Mission®, Calavo® and other trademarks, trade names and service marks of the Company appearing in the Presentation are the property of the Company or its subsidiaries. Other trademarks and trade names are the property of their respective owners. Solely for convenience, trademarks and trade names may appear without the ® or symbols. Their omission does not mean that we will not assert our rights to them to the fullest extent permitted by law. 3

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Important Information and Cautionary Statements, cont. Non-GAAP Financial Measures The Presentation includes the following financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): Adjusted EBITDA, Adjusted Net Income, and Free Cash Flow. These measures are supplemental and are not a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. Reconciliations of the historical non- GAAP financial measures to the most directly comparable GAAP measures are included in the appendix to this presentation. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock- based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction advisory costs, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest. Segment adjusted EBITDA refers to, with respect to the applicable segment, net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction advisory and integration costs, amortization of inventory adjustments recognized from business combinations, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest. Adjusted Net Income refers to net income attributable to Mission Produce, before stock-based compensation expense, unrealized gain (loss) on derivative financial instruments, foreign currency gain (loss), farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction advisory and integration costs, amortization of inventory adjustments and intangible asset recognized from business combinations, further adjusted by any special, non- recurring, or one-time items such as remeasurement, impairment or discrete tax charges that are distortive to results, and tax effects of these items, if any, and the tax-effected impact of these non-GAAP adjustments attributable to noncontrolling interest, allocable to the noncontrolling owners based on their percentage of ownership interest. Free cash flow refers to cash flow from operations minus capital expenditures. We have not reconciled our forward-looking non-GAAP financial measures to the most directly comparable GAAP measures in reliance on the "unreasonable efforts" exception in Item 10(e)(1)(i)(B) of Regulation S-K. These measures include our fiscal 2026 Adjusted EBITDA outlook, our fiscal 2035 Adjusted EBITDA ambition, our Adjusted EBITDA growth target, our Free Cash Flow Conversion target and our Net Debt to Adjusted EBITDA target. We cannot provide these reconciliations without unreasonable efforts because we cannot predict with reasonable certainty the amount or timing of certain items. These items include stock- based compensation, unrealized gains and losses on derivative financial instruments, foreign currency gains and losses, asset impairments and disposals, transaction advisory and integration costs and income taxes. They are inherently uncertain, depend on factors outside our control and could be material, individually or in the aggregate, to our GAAP results. 4

Today's agenda

Opening Remarks	**JOHN PAWLOWSKI**
Fresh Avocado Platforms	**BROOKE BECKER**
All Other Platforms	**JOHN PAWLOWSKI**
Financial Summary	**BRYAN GILES**
Q&A Discussion	



WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

5

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 John Pawlowski 6 President and Chief Executive Officer

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 7 A NEW CHAPTER FOR MISSION PRODUCE Built to Compound Chapter 2: 2026+ Built to Lead Chapter 1: 1983-2026

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 CHAPTER 1 Built to Lead 8

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 OUR PURPOSE 9 Provide better food for a brighter future.

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 We built the modern avocado category… 10 YEAR-ROUND SUPPLY PURPOSE-BUILT NETWORK CUSTOMER INTELLIGENCE

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 …and brought the consumer with us 11 0 1,000 2,000 3,000 4,000 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 U.S. Avocado Industry Volume1 (millions of pounds) MSD Growth Over 40 Years Compound Annual Growth 1. USDA Economic Research Service, Food Availability Data System, Fresh Avocados: Supply and Use (as of March 1, 2023) and company estimates using Hass Avocado Board volume reports and U.S. Census Bureau Population data.

A network built to win at the shelf

PROXIMITY TO DEMAND

13 distribution centers within 8 hours of nearly all U.S. customers

RIPE-FOR-RETAIL EXECUTION

Scaled capabilities deliver the right ripeness at the right time, 7 days a week

RESPONSIVE CUSTOMER SUPPORT

24/7/365 service, cold chain control, and order flexibility reduce out-of-stocks, shrink, and disruption

EMBEDDED CUSTOMER INFRASTRUCTURE

Direct link from our network to retailer DCs, deliveries timed to replenishment cycles



Portland
Denver
Chicago
Swedesboro
Santa Paula
2
Oxnard
Atlanta
Dallas
Nogales
Laredo
Miami

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 13 Tailored offerings that move the category Mission Produce’s packaging, branding, ripening, and size offerings are customized for each retail customer to best serve the unique needs of its shoppers

Owned farms strengthen Mission across supply cycles

STRATEGIC SUPPLY & AGRONOMY

10,000+ controlled acres supply approximately 15% of volume and deepen the agronomic expertise Mission applies across its farms and grower network

CUSTOMER CERTAINTY

Controlled supply gives Mission the ability to commit volume, price, quality, timing, and ripeness to strategic retail programs

MARGIN STABILITY

Owned production reduces reliance on spot-market when supply tightens, and captures value across the full value chain: from the farm to distribution

NETWORK ADVANTAGE

Mission's farms strengthen the supply plan; 10,600 suppliers from at least 2 origins year-round fill around that base

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Year-round availability creates customer certainty and raises switching costs



52-week reliability

Customer embeddedness

Ability to deliver when supply tightens

Margin resilience

Scale advantage


ORIGIN GROUP
Jan-Mar Winter
Apr-Jun Spring
Jul-Sep Summer
Oct-Dec Fall
MEXICO
PERU
CALIFORNIA
GUATEMALA
COLOMBIA
CHILE / DOMINICAN REPUBLIC / NEW ZEALAND
OTHER SUPPLEMENTAL ORIGINS

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Trusted where standards are highest

- Mission Produce is the leading avocado distributor with full farm-to-fork traceability
- Global food safety experts and local teams maintain rigorous standards worldwide
- Certifications and audit programs support the stringent requirements of top retail and food service customers


CHIPOTLE
MEXICAN GRILL

IFS Food

primus GFS

BRCGS Food Safety CERTIFICATED

Mission is the leading avocado supplier capable of meeting Chipotle's stringent food safety requirements.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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Category management drives growth and profitability for customers

Shopper Insights	Promotional Program Support	Retail Activations
In-Store Merchandising & Education	Innovative Packaging Solutions	Digital Engagement



AVOIntel™
The Southern Snapshot
$1.2 billion
2024 Avocado Sales
67%
Household Penetration
Purchase Frequency:
10 avocado shopping trips/year
Annual Avocado Spending:
$33.27
SOUTH
Progressive Grocer
2026
CATEGORY CHAMPIONS
Avocado Price Sensitivity
Revenue generated at retail and Percent of avocado shoppers willing to purchase by avocado price point
$72
$84
$79.50
$40
$22.50
96%
84%
53%
20%
9%
$0.75
$1.00
$1.50
$2.00
$2.50
Price per Avocado

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 We’ve earned the right to lead 18 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Double Digit Compound Annual Growth >20 years of DD compounding growth #1 global avocado distributor2 A proven growth engine Mission Produce Sales1 1. Mission Produce Form 10-K for available years and internal data, consolidated company sales. 2. by dollar sales, based on company estimates and management analysis of publicly available information for fiscal year 2025

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 19 Built to Compound Chapter 2

2035 Ambition

Sales

$4 billion

Including M&A

Adjusted EBITDA[1]

$450 million

Including M&A

Twice the scale. Three times the earnings power.

BUILT TO COMPOUND.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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1. The Company is unable to provide a reconciliation of forward-looking Adjusted EBITDA to the most directly comparable GAAP measure, net income, without unreasonable efforts because certain items that impact such measures, including interest expense, taxes, depreciation and amortization, stock-based compensation, acquisition and integration costs, restructuring charges and other special items, cannot be reasonably predicted. The probable significance of these items could be material. Accordingly, the Company is unable to provide forward-looking GAAP net income for the same reasons.

The right levers for long-term shareholder returns

(five-year goals in green)

ORGANIC SALES GROWTH

Grow > Market

MARGIN EXPANSION

~300 basis points

CASH CONVERSION

>90% Free Cash Flow Conversion

M&A + CASH RETURNS

Disciplined M&A

Opportunistic Share Repurchases



WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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The right team is in place



John Pawlowski
President & CEO



Bryan Giles
CFO



Joanne Wu
Chief Legal Officer



Damian Ricketts
CAO



Keith Barnard
SVP, Global Sourcing



Brooke Becker
SVP, Sales & Marketing



Simón Gonzales
SVP, International Farming



Paul Frowde
Managing Director, UK & Europe



Frank Briseño
VP, Operations



Anita Lemos
Chief of Staff



Ani Khachatoorian
VP, HR



Andrew Pearson
VP, IR & Strategy

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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The right portfolio to compound growth



Prepared Foods
International Farming
Blueberries
By Segment
Marketing & Distribution

Fiscal 2025
Proforma Net Sales[1]:

$2.0 billion



Category Expansion
Established Platforms
By Platform
Avocado Growth Platform

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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1. Mission Produce and Calavo Growers Form 10-K. Financial figures are for the 12 months ended 10/31/25. All combined company proforma financial figures represent the addition of each company's as-reported net sales figures for fiscal 2025.

Growth framework

AVOCADO GROWTH PLATFORM

Win in avocado across all strategic geographies.

CATEGORY EXPANSION

Cultivate the next growth platform through category expansion.

ESTABLISHED PLATFORMS

Maintain strong cash generation to help fund growth and cash returns.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Calavo positions us to strengthen supply, customer offering, and earnings

SECURE MORE
SUPPLY

Expanded sourcing and packing across Mexico and California

SERVE MORE
NEEDS

Fresh avocados plus guacamole, papayas and tomatoes

UNLOCK MORE
VALUE

SG&A and operations synergies expected to expand margins and drive cash flow


STRONG
STRATEGIC FIT

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026
Mission
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Calavo integration starting off strong



HIGHER SYNERGY OUTLOOK

+20%

$25M+ → $30M+



NET LEVERAGE REDUCTION TARGET

-0.5x

By year-end 2027



POOLING SUPPLY

2→1

Better match.
Better service.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Calavo integration on track

COMPLETED

BY INVESTOR DAY

Early wins delivered

Supply pooled
Temecula facility closed
Future-state DC footprint announced

U.S. FRESH OPERATIONS

FALL 2026

Transition network + systems

Transition customers and volume
Launch ERP across six locations
Train teams and maintain service

REMAINING OPERATIONS

2027

Connect remaining operations

Integrate Mexico packing + Prepared Foods
Establish shared processes and data

ONE COMPANY

WITHIN 18 MONTHS

Operate as one

$30M+ annualized synergy target
Simpler network
Stronger asset utilization



Leveraging one network

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026 Mission 27

Calavo synergy outlook increased as integration advances

Calavo Synergies[1]

(U.S. dollars in millions)


$25
$30
Initial Estimate
Updated Expectation
SG&A
Packaging & Distribution
Freight
Sourcing

Small contribution expected in Q4 2026

Full $30M run-rate targeted within 18 months

Still meaningful upside potential

1. Based on internal company tracking and estimates.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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Delivering on our commitments

Reaffirming fiscal year 2026 second-half and Q4 guidance.

ADJUSTED EBITDA[1]		MISSION PERU EXPORTABLE VOLUME	
Second-half 2026	Q4 2026	Second-half 2026	Q4 2026
$84-88 million	**$52-55** million	**120-130** million pounds	**67-77** million pounds



WORLD'S FINEST AVOCADOS & MANGOS | © MISSION PRODUCE 2026

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The Company is unable to provide a reconciliation of forward-looking Adjusted EBITDA to the most directly comparable GAAP measure, net income, without unreasonable efforts because certain items that impact such measures, including interest expense, taxes, depreciation and amortization, stock-based compensation, acquisition and integration costs, restructuring charges and other special items, cannot be reasonably predicted. The probable significance of these items could be material. Accordingly, the Company is unable to provide forward-looking net income for the same reasons.

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Brooke Becker 30 Senior Vice President Sales and Marketing

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 31 U.S. Avocado AVOCADO GROWTH PLATFORM secular tailwinds, enduring growth

U.S. AVOCADO

Secular tailwinds, enduring growth



$5.9B

Addressable Market[1]

27%

Market Share[2]

GROWTH DRIVERS

- Large category with durable tailwinds
- Strong talent a critical differentiator
- Growth-driving capabilities



1. Calculated by multiplying the 2025 USDA average avocado price by the 2025 total industry volume reported by the Hass Avocado Board. 2. Estimate calculated by multiplying the 2025 USDA average avocado price by Mission's 2025 volume and Calavo's 2025 volume, then comparing to addressable market.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Nutrition is avocado's evergreen demand engine



1 SERVING OF FRESH AVOCADO

20 nutrients

6g good fat

3g fiber

80 calories

Source: Hass Avocado Board. USDA-Approved Avocado Nutrition Facts. March 2026.

Regulatory validation

Qualifies for FDA's updated "healthy" claim and is included in federal dietary guidance[1]

Resilient across wellness cycles and trends

Avocados maintain a critical role due to their nutrient density and health benefits

Healthy fats | Fiber | Protein adjacency[2]

Consumer behavior already confirms it

Health benefits are the #1 purchase driver for avocados[3]

1. U.S. FDA, Use of the "Healthy" Claim on Food Labeling (Dec. 19, 2024). 2. USDA and HHS, Dietary Guidelines for Americans, 2025–2030, January 2026 and company perspectives. 3. Numerator Avocado Usage Survey, Q7, August 2024; U.S. avocado buyers.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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U.S. demographic tailwinds

Hispanics are one of the fastest growing major U.S. demographic,[3] are already over-indexing in avocado consumption,[3] and continue to grow consumption.

30%

Hispanic share of avocado spend[1]

4x

Hispanic population projected 10-year growth rate vs total population[2]

+31%

Hispanic avocado spend vs 2020[1]

+55%

Hispanic household over-index in category spend[3]



1. Numerator Insights Data Explorer Hispanic/Latino Shoppers vs. Non-Hispanic/Latino Shoppers, Calendar Year 2025. 2. US Census Bureau Population Estimates, 2025-2035. 3. Pew Research Center compilation of data from 2000 decennial census and 2024 American Community Survey (US Census Bureau)

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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U.S. demographic tailwinds

New avocado buyers are getting younger and households with children are becoming the next-generation demand base.

+7x

Gen Z share of new avocado buyers since 2019[1]

76%

households with children that purchase avocados[1]

+22%

avocado spend in households with children vs no children[1]

+13%

Millennial/Gen Z households buy rate vs Boomers/Gen X households[2]



1. Numerator. Avocado Category. 52 weeks ending 5/31/26. 2. Numerator Insights Shopper Metrics, Millennial/Gen Z shoppers vs. Boomer/Gen X Shoppers, Calendar Year 2025.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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New avocado buyers become more valuable over time

U.S. Consumer Buy Rate[1]
(US Dollars)


$27
$40
$44
New Buyer
Year 2
Year 3

1. Numerator Insights, Customer Lifetime Value Analysis, 2023–2025. Cohort of U.S. households newly purchasing avocados in 2023.



WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026
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Organic segment signals further upside within the avocado market

U.S. Organic Dollar Share[1]


13%
8%
Avocado
Produce

U.S. Avocado Retail Price per Pound[1]


+46%
Conventional
Organic

+26%

organic avocado dollar sales growth in four years[1]

1. Circana, total U.S. MULO+, calendar year 2025

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Avocados in U.S. Restaurants1 (% of restaurants serving avocados) U.S. Avocado Penetration Growth in Restaurants1 (% growth in restaurant penetration over 10 years) Avocado going mainstream in restaurants 38 1. Datassential, Menu Trends and Menucast, year ended March 2025. Penetration represents the percentage of restaurants serving avocados; growth represents the relative change in penetration from 2016 to 2025. 29% 44% 56% 58% 65% QSR Midscale Casual Fast Casual Fine Dining 19% 17% 10% 18% 13% QSR Midscale Casual Fast Casual Fine Dining

Breakfast + Snack: upside to the base case

Avocado's biggest white space is breakfast + snack

Avocado Breakfast + Snack Consumption vs Benchmarks
(Pounds per capita)


7x
gap vs yogurt
2
14
27
Avocados1
Yogurt2
Bananas3

Yogurt shows how a category with similar attributes can scale

Yogurt Consumption[2]
(Pounds per capita)


+625%
2
14
1975
2025

1. Mission Produce estimate based on USDA Economic Research Service food-availability data and Mission Produce consumer-usage estimates; 2. USDA Economic Research Service, Food Availability (Per Capita) Data System, "Non-frozen soft products: Total and per capita availability"; 3. USDA Economic Research Service, Food Availability (Per Capita) Data System, "Fresh fruit: Farm-weight per-capita availability".

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Mission has a long history of winning 40 1. Mission Produce estimate based on Company volume and total industry volume reported by the Hass Avocado Board for each fiscal year ending October 31. 16.0% 18.1% 2018 2019 2020 2021 2022 2023 2024 2025 Mission Produce U.S. Industry Share1 (volume sales by fiscal year; does not include Calavo)

People-powered moat: in a dynamic category, experienced people are infrastructure

- College Recruiting
- Train in the business
- Promote from within
- Deepen relationships
- Make better decisions
- Earn more trust

HOW DOES EXPERIENCE CREATE AN ADVANTAGE?

"I've been fortunate to work in a variety of roles at Mission, and each one has taught me something different. You start to see how everything connects, what our customers need, and how to deliver. That experience is a big part of what sets us apart."

-Brock N., Regional Director of Operations

EARN SUPPLY • READ THE MARKET • PROTECT THE CUSTOMER

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

41

Customers choose the most dependable supply

Buyer of choice with growers worldwide

- Mission agronomy support drives profitable yields
- 40+ years track record of strong returns
- Largest supplier in California[1]
- #1 exporter of avocados from Mexico and Peru[2,3]
- Fair Trade Certification empowers farming communities[6]

Mission Grower Support Delivers Yield Advantage


7,100 lbs
17,000 lbs
+139%
Average California Grower Per Acre Yields4
Average Mission Program Per Acre Yields5

Multi-origin platform enhances supply resilience

- 20+ sourcing countries
- Ability to shift to best value
- Lower risk from weather, trade, logistics challenges

Coverage by largest sourcing region


ORIGIN GROUP
Jan-Mar Winter
Apr-Jun Spring
Jul-Sep Summer
Oct-Dec Fall
MEXICO
PERU
CALIFORNIA
GUATEMALA
COLOMBIA
CHILE / DOMINICAN REPUBLIC / NEW ZEALAND
OTHER SUPPLEMENTAL ORIGINS

1. Management assessment of Mission Produce volume data compared to CAC Industry Volume YTD 8/14/26; 2. APEAM weekly export reports, 2025, ranking based on Mexican avocado export volume; 3. Fluctuante, Agroexportaciones 2025, avocado exporter rankings; 4. California Avocado Commission. Industry Statistical Data. 2024-2025. 5. Internal data on Mission Produce Grower Volume. 2024-2025. 6. Calavo Growers is Fair Trade certified, Mission Produce is actively pursuing the fair trade certification.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

42

Vertical integration drives sales for Mission and retailer

Committed supply
Mission offers fixed volume for the season

Greater pricing visibility
Supports earlier customer planning

Longer promotion windows
12 to 14 weeks of retail activation potential

Regional Retailer Velocity Comparison[1]
(thousands of pounds per week)



341
450
+32%
lift
Mexico
Peru



Mission uniquely enables customers to plan ahead, execute effectively, and drive results.

1. Mission sales data, 9 weeks ending 8/22/26 vs. prior 9 weeks

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

43

Turning avocado intelligence into customer growth

Data
Shopper, market, competitive signals
AVOIntel

Diagnosis
Opportunity gaps, fair-share upside, demand signals
AVOIntel

Retail Action
Assortment, pack, ripening, merchandising

Growth
Sales, volume, share, households, shrink, profit

CASE STUDY[1]

+13% vs. **Flat**

avocado sales volume growth at stores with ripe program

avocado sales volume growth at stores without ripe program

At a national mass retailer, Mission identified ripeness as key consumer purchase hurdle; ripening program resulted in 13 points sales growth outperformance versus stores not yet on the ripe program.

MEANINGFUL OUTPERFORMANCE

Sales Growth vs Prior Year[2]


+9
points
+10%
+1%
Rest of Market
Mission Category Captaincy

1. Circana, masked retailer, 13 weeks ending 3/30/25. 2. Circana, avocado category and masked retailer, 12 weeks ending 7/13/25.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Mission Produce's capabilities enable consistent outperformance

U.S. Avocado 5-year Organic Sales Growth Target
(Annual Growth Rates)



>Market
+MSD
MSD
Market
Mission

KEY TAKEAWAYS

One of the most enduring category growth stories in U.S. food over the last 100 years

Secular and emerging tailwinds driving continued growth

Mission's best-in-class capabilities support outperformance of the market

45

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 46 International Avocado global runway, proven capabilities AVOCADO GROWTH PLATFORM

INTERNATIONAL AVOCADO

Global runway, proven capabilities



$6.4B
Addressable Market[1]

3%

Market Share[2]

GROWTH DRIVERS

- Underpenetrated consumption
- Room to expand Mission's position
- Repeatable local playbook



1. Rabobank. Global Avocado Update 2025, Europe and Asia, June 2025. 2. Estimate calculated using Mission Produce 2025 global volume and Rabobank 2025 global avocado export volume.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Meaningful consumption-growth opportunity



Avocado Consumption
(pounds per capita)
0.5
1.0
1.0
3.8
4.0
10.2
28.0
Korea
China
Japan
UK
EU
USA
Mexico

- Large international markets remain underpenetrated
- U.S. + other higher-consumption markets demonstrate substantial headroom
- Modest per-capita gains can create meaningful sales growth

Sources: World Avocado Organization, Avocado World Statistics Yearbook 2024/25, estimated per-capita consumption for South Korea, China, Japan, the United Kingdom, EU-27 and Mexico; Mission Produce estimate for the United States based on July YTD 2026 Hass Avocado Board industry volume and U.S. Census Bureau population data. Kilograms converted to pounds at 2.2046 pounds per kilogram.

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Mission holds established positions and expertise in key markets

UK


15%
Mission Share

GERMANY


3%
Mission Share

SOUTH KOREA


18%
Mission Share

CHINA


1%
Mission Share

JAPAN


13%
Mission Share

Average >12 Years In Market (UK, Germany)

Average >25 Years In Market (South Korea, China, Japan)

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Sources: Mission Produce estimates based on Mission marketed volume for July 2024–June 2026 and country market volumes from CIRAD/FruiTrop and World Avocado Organization, Avocado Data, 2025. Market share calculated by volume.

49

UNITED KINGDOM

A case study in driving international growth

Deploying the Mission playbook to an underserved market drove 4x increase in volume in three years in the United Kingdom

Mission Produce UK Avocado Volume
(millions of kilograms)



4x
7
15
22
26
2022/23
2023/24
2024/25
2025/26 (forecast)

Source: Mission Produce UK annual avocado volume sales.

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MISSION PLAYBOOK

Build a strong team

PAUL FROWDE
Managing Director
UK & Europe



30+ years
produce experience

ADAM SHAW
Technical Director
UK & Europe



20+ years
produce experience

KENNY MORAN
Sourcing Director
UK & Europe



20+ years
produce experience

LUKE STOCKDALE
Sales Director
UK



20+ years
produce experience

SEAN BAGHERI
Commercial Director
Europe



10+ years
produce experience

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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MISSION PLAYBOOK

Establish scalable operating platform

Strategically Located Processing and Distribution In UK and Netherlands



Mission Produce facility in Dartford, United Kingdom

FULL-SERVICE CAPABILITIES

- Ripening
- Packing
- Bagging
- Cold storage
- Advanced grading

- Purpose-built capacity near major import gateways supports customers across the UK and Europe
- Integrated, multi-temperature operations provide scale and flexibility
- Advanced quality, grading, and ripening technology delivers consistent product at scale

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MISSION PLAYBOOK

Address retailers' largest needs


world's finest avocados
Mission

Dependable Supply & Fulfillment

- Year-round availability
- Dependable delivery execution
- Global sourcing, locally delivered



Precision Ripening

- Ripened to customer specifications
- Consistent consumer experience
- Technology-driven precision



Trusted Partnerships

- Integrated global support
- Deep category expertise
- Proven partner

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Mission's scale, expertise, and leadership support sustained international growth Provide bridge? At least share where we are today Once we show what our market shares are it will be easier to understand how we can outpace. Paul for Europe/nolan for asia International Avocado 5-year Organic Sales Growth Target (Annual Growth Rates) KEY TAKEAWAYS Market +HSD >Market +HSD 54 Underpenetrated global category with long runway Established local platforms give Mission right to win Repeatable playbook supports above- market growth

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 John Pawlowski President and Chief Executive Officer 55

W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 higher-margin avocado platform AVOCADO GROWTH PLATFORM 56 Prepared Foods

PREPARED FOODS

Higher-margin avocado platform


$2.7B
Addressable Market[1]

3%

Market Share[2]

GROWTH DRIVERS

- Convenience trends
- Product and application versatility
- Fresh avocado drivers: health, demographics, foodservice, new occasions



1. IMARC Group, Global Avocado Processing Market report, August 2025, 2025 estimated global sales. 2. Calavo Growers Form 10-K, 2025, Prepared Foods segment sales as percentage of addressable market.

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High-growth, high-margin opportunity

Global Avocado Processing Market Sales[1]
(U.S. dollars in billions)


+7%
CAGR
$1.8
$2.7
2019
2025

Mission Produce Gross Margin[2]
(% sales)


+1,300bps
Legacy Mission Produce
Prepared Foods Segment

1. IMARC Group, Global Avocado Processing Market report, August 2025. 2. Company estimates based on historical segment results and publicly available pre-acquisition financial information.

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 More than 1 million new households entering category annually in U.S. 59 36% 41% 2020 2021 2022 2023 2024 2025 U.S. Guacamole Category Household Penetration Source: Numerator Insights, years ending 10/31

Prepared avocado benefits from similar growth drivers as fresh avocado

Health

Nutritional profile aligns with health and wellness trends



Demographics

Appeal extends across consumer groups



Foodservice

Foodservice is a core demand channel



Breakfast + Snack

Versatility supports more eating occasions



Source: IMARC Group, Global Avocado Processing Market report, August 2025

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

60

Convenience unique to prepared avocado

66%

dual-income married-couple families[1]

77%

Meals prepared <15 minutes[2]

+12%

Snacks eaten on the go vs. 3 years ago[3]



1. BLS Employment Characteristics of Families 2025, Released April 2026 (among married couple families); Circana/National Eating Trends; 2. Circana, National Eating Trends, meals sourced from home/retail, year ended October 2025; 3. Circana LLC, SnackTrack, 12 Months Ended September 2025 vs. 12 Months Ended September 2022.

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Avocado's versatility creates significant runway

New Occasions
Expanding from a dip eaten at get-togethers to everyday condiment

New Categories
Spreads, sauces, dressings, frozen, and pulp

New Experiences
Flavor exploration, ethnic cuisines, sensory variety

New Formats
Squeeze pouch, on-the-go consumption, dipping kits, variety packs

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Recent innovation delivering on multiple fronts

Mission's differentiated squeeze pouch scaling quickly

CONVENIENCE + NEW OCCASIONS

67%

use the product like a condiment[1]

NEW FORMATS

80%

positive-very positive experience[1]

NEW EXPERIENCES

4



unique flavor profiles

AvoFresco squeeze pouch highest rate of repeat purchase of all guacamole products in the store; rate still increasing[2]


FRESH-LOCK TECHNOLOGY KEEPS AIR OUT:
AVOCADO STAYS GREEN UP TO 2 WEEKS AFTER OPENING
SQUEEZE & SAVOR!
MEDIUM

1. Numerator verified voices survey, AvoFresco Squeeze Bottle buyers at Walmart; 2. Circana Unify+; Numerator Insights, year-to-date through June 2026.

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Trusted supplier + natural adjacency = incremental sales

Long-tenured, trusted advisor in avocado category

serving customers since

1983



Already converting fresh avocado leadership into prepared avocado sales

- Recently won distribution with a leading natural retailer
- A trusted and long-standing fresh avocado relationship created the opportunity
- Prepared Foods capabilities and category insights secured the win

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Growth-supporting infrastructure already in place



MANUFACTURING

- ~100,000 square feet manufacturing
- Installed capacity can support ~2x sales
- Minimal capex to further expand capacity



Portland
Denver
Chicago
Swedesboro
Santa Paula
2
Oxnard
Atlanta
Dallas
Nogales
Laredo
Miami

COLD CHAIN DISTRIBUTION

- >1,000,000 square feet of owned cold-chain distribution built over 40 years
- Within ~8 hours of most U.S. customers

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Proven in fresh. Ready for prepared.

DEEPEST INSIGHTS OF THE AVOCADO CONSUMER

AVOIntel™

- Purchasing Occasions
- Price Sensitivity
- Retail Merchandising
- Consumer Profiles

PROVEN ABILITY TO GROW CATEGORIES



Sales Growth vs Prior Year
+9 points
+1%
+10%
Rest of Market
Mission Category Captaincy

Source: Circana, avocado category and masked retailer, 12 weeks ending 7/13/25.

REPEATABLE PLAYBOOK READY FOR PREPARED



WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

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Mission has the right to win across the avocado ecosystem

Prepared Foods 5-year Organic Sales Growth Target
(Annual Growth Rates)



>Market
+HSD
HSD
Market
Mission

KEY TAKEAWAYS

- High-margin, growing category with consumer runway
- Mission advantaged from fruit to finished product
- Mission infrastructure and customer reach amplify new Prepared Foods capabilities

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 68 U.S. Mango emerging category in a developed market CATEGORY EXPANSION

U.S. MANGO

Emerging category in a developed market



$900M
Addressable Market[1]

6%
Market Share[2]

GROWTH DRIVERS

- Large category with early-stage U.S. adoption
- Global supply base with room to scale
- Mission network built for high-maintenance fruit



1. Calculated using 2025 USDA Trade Volume and average monthly USDA prices reported by the National Mango Board. 2. Estimate calculated using Mission 2025 US mango volume and NMB 2025 total arrival volumes.

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A long runway to grow mango consumption in the U.S.



U.S. Mango Consumption[1,2]
(pounds per capita)



11.2
2.7x
4.1
United States
Other Global Importers

- U.S. consumers eat roughly one third the mangos as other importing markets[1]
- Strong international consumption demonstrates mango's broad consumer appeal
- As awareness, availability, and convenience expand, the U.S. has a long runway for per-capita consumption growth

1. US consumption estimated using 2025 total industry volume reported by the National Mango Board and the 2025 total population reported by the US Census. 2. Consumption of large import markets in 2024: Canada, US, South Korea, Europe, and Russia. FruiTrop March-April 2026.

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Mission is purpose built for high-maintenance fruit



Cold Chain

- Temperature-controlled from post-harvest to delivery
- Forced-air cooling rapidly cools to maximize shelf-life
- Temperatures customized by fruit variety and region



Ripening

- Science-based ripening process
- Industry-leading technology
- Custom ripening programs maximize sales



Quality

- Hands-on quality inspections on all incoming and outgoing fruit
- Farm to fork traceability
- Expert storage & handling guidance for peak freshness


world's finest

Speed to Shelf

- DCs within 8 hours of nearly every retailer in U.S.
- 24-7 support
- LTL and full-truck service at every DC

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Product innovation and insights accelerate category growth

Retail Ready Mango Bags


FRESH
Mangos
Value PACK
4 MANGOS

- **Data-driven**: Built on insights showing ~18% of mango spend happens at club stores[1] — a clear signal shoppers want value packs
- **Built to stand out**: Bold, bright stand-up pouch with 3- and 4-count snack-size mangos — grab-and-go convenience that makes mangos easier to shop
- **Proven results**: +33% volume and +28% dollar sales at a key retailer over an 8-week period, with zero cannibalization of bulk[2]

Coachella Keitts


Mangos
ORGANIC

- **Fast-growing segment**: Organic mango volume up 154% since 2020, now 16% of total mango volume[3]
- **CA-grown & differentiated**: ~360 acres of organic Coachella Valley Keitts — locally grown, no hot-water treatment, harvested at peak maturity for superior flavor and quality
- **Premium play:** Limited-supply, locally grown fruit at 3-4x conventional pricing, attracting high-value diverse shoppers

1. Numerator Insight 12 months ending 8/31/24. 2. Circana, Masked Retailers, 8 weeks ending 5/4/2025. 3. Circana, Total U.S. MULO+, Calendar Year 2025.

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Mission

72

Mission Produce's proven capabilities enable outperformance in mangos

U.S. Mango 5-year Organic Sales Growth Target
(Annual Growth Rates)



>Market
+HSD
HSD
Market

KEY TAKEAWAYS

- Mangos a natural fit in terms of infrastructure and operating strengths
- Growing category + Mission world-class capabilities to enable outperformance
- Only supplier with insights to help customers grow

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 74 Cash Generators ESTABLISHED PLATFORMS

ESTABLISHED PLATFORMS

International Farming

- Reduces market exposure and enables unique customer programs
- Heavy investment phase complete
- Guatemala farm expected to come online in 2027
- Continued yield improvement projected in Peru

$24 million
2025 sales after eliminations

+LSD
Projected 5-year Sales Growth



W O R L D ' S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6
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ESTABLISHED PLATFORMS

Blueberries

- Complementary seasons enable year-round utilization of people and assets
- Improved yields and costs drive moderate profit growth
- Single distribution partner provides sales certainty

$93 million
2025 sales

+LSD
Projected 5-year sales growth



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76

ESTABLISHED PLATFORMS

Tomatoes and Papayas





Papayas

Differentiated offering with solid customer demand

Managed to generate cash while serving a unique market niche

+LSD

Projected 5-year sales growth

Tomatoes

Small crop managed for cash generation

Planting flexed based on market economics

+LSD

Projected 5-year sales growth

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Turning established platforms into stronger cash generators

Cash Generators

5-year Organic Sales Growth Target

(Annual Growth Rates)

+LSD

KEY TAKEAWAYS

Good businesses with attractive cash generation over time

Managing with the goal of maintaining performance

Cash flows fund growth and share repurchases



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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Bryan Giles 79 Chief Financial Officer

Our shareholder return levers and 5-year goals

ORGANIC SALES GROWTH

Grow > Market

MARGIN EXPANSION

~300 basis points

CASH CONVERSION

>90% Free Cash Flow Conversion

M&A + CASH RETURNS

Disciplined M&A
Opportunistic Share Repurchases



WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

80

Organic sales growth

Growth-oriented portfolio supports MSD organic sales growth goal

Marketing & Distribution

MSD

U.S. Avocado: **MSD**

International Avocado: **HSD**

U.S. Mango: **HSD**

Tomatoes + Papayas: **LSD**



Prepared Foods

HSD



Blueberries

LSD



International Farming

LSD



Total Organic Sales Growth Target MSD

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Margin expansion: four drivers

Margin Mix

Mission Produce Gross Margin[1]
(% Sales)


+1,300bps
Legacy Mission Produce
Prepared Foods Segment

Calavo Synergies

Mission-Calavo Synergy Estimate[2]
(U.S. dollars in millions)


$25
$30
Initial Estimate
Updated Expectation

SG&A Management

Sales and SG&A Growth Potential


MSD
LSD
Sales
SG&A

Asset Utilization

- Farm productivity
- Supply Chain volume leverage

Total Margin Expansion Target: ~300 basis points

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1. Company estimates based on historical segment results and publicly available pre-acquisition financial information; 2. based on internal company tracking and estimates.

Targeting >90% Free Cash Flow conversion

Free Cash Flow Conversion
(3-year rolling)



-86%
17%
64%
>90%
2023
2024
2025
3-year Rolling Target

Lower capital intensity

Strong earnings quality

Margin expansion

Targeting >90% by 2027

Free cash flow conversion defined as free cash flow divided by adjusted net income. See appendix at the end of this presentation for reconciliation.

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83

Disciplined capital allocation creates value

Capital Allocation Priorities

INVEST IN THE CORE

CapEx % Sales ~3%

REDUCE LEVERAGE

Net Debt to Adjusted EBITDA <1.5x

PURSUE DISCIPLINED M&A

Prioritize near-term ROIC Accretion

SHARE REPURCHASES

Residual cash Opportunistic execution


Mission

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Mission

84

CAPITAL ALLOCATION

Invest in the core

~3%
CAPEX / SALES TARGET

Protect
People • Food • Communities



Maintain
Reliability • Quality • Continuity



Grow
Capabilities • Capacity • Cost Savings



GROWTH CAPITAL RETURNS

ROIC + IRR: **Above cost of capital; focus on return magnitude and timing**

WORLD'S FINEST AVOCADOS & MANGOS | ©MISSION PRODUCE 2026

Mission

85

CAPITAL ALLOCATION

Maintain focus on healthy balance sheet

Net Debt to Adjusted EBITDA


2.7x
Calavo
<1.5x
Target
0.5x
0.3x
2024
2025
2026E

Current debt elevated but still reasonable

Debt strategy prioritizes optionality

Targeting <1.5x within 2 years

Net Debt to Adjusted EBITDA is calculated as total debt, including finance lease liabilities, less cash and cash equivalents, divided by Adjusted EBITDA. Fiscal 2024 and fiscal 2025 reflect reported year-end amounts. Fiscal 2026E is an unaudited Company estimate based on estimated fiscal year-end net debt and estimated full-year pro forma Adjusted EBITDA, including the pre-acquisition results of Calavo.

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CAPITAL ALLOCATION

Pursue disciplined M&A



Prepared Foods Capabilities

- Value-added avocado ecosystem
- Domestic + international
- Refrigerated near-term focus



"Emerging" Markets

- Attractive, contestable avocado markets
- Focused on Europe, UK, and Asia



Capacity/Scale

- Remove bottlenecks in priority markets
- Add capacity faster than we can build



Small Bets

- Emerging adjacencies
- Scale only when proven

Investments to create value through near-term ROIC accretion + IRRs above cost of capital

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CAPITAL ALLOCATION

Share repurchases

Share Repurchases
(U.S. dollars in millions)



$6.1
$13.2
2025
2026 YTD

$100 million
share repurchase authorization

- Lower future capex needs opens more meaningful opportunity to return capital
- Share repurchases deployed opportunistically when cash position, near-term cash needs, and stock price dynamics line up



Minis
Mission

Source: as reported in Company's SEC filings: Form 8-K, 10-K, and10-Qs, as applicable, for the relevant time periods.

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5-year financial targets

Metric	Target
Organic sales growth	Mid Single Digits
Adjusted EBITDA growth	High Single Digits+
CapEx % of net sales	~3%
Free Cash Flow conversion	>90%
Net Debt-to-Adjusted EBITDA	<1.5x



Mission
4046

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W O R L D ’ S F I N E S T A V O C A D O S & M A N G O S | © M I S S I O N P R O D U C E 2 0 2 6 Total shareholder return goals 90 Organic Sales Growth Margin Expansion MSD M&A Share Repurchases Total Shareholder Return HSD-DD HSD+ Adjusted EBITDA Growth

Key Messages

CHAPTER ONE BUILT THE ASSETS AND CAPABILITIES

Four decades of investment created Mission's category leadership and a platform built for growth

THE NEXT CHAPTER CONVERTS THE PLATFORM INTO RETURNS

Mission's 5-year plan supports high-single-digit to double-digit annual shareholder returns

THE LARGEST VALUE DRIVERS ARE ALREADY UNDERWAY

Growth targets grounded in our track record, with near-term earnings drivers already in motion

Built to compound.

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9 2 Built to Compound

WORLD'S FINEST AVOCADOS & MANGOS

Non-GAAP Reconciliations

Net (Loss) Income to Adjusted EBITDA and Net Leverage

	FY2022	FY2023	FY2024	FY2025
Net (loss) income	$ (34.9)	$ (3.1)	$ 41.8	$ 40.5
Interest expense	5.5	11.6	12.6	9.4
Provision for income taxes	3.7	2.2	18.6	21.4
Depreciation and amortization	24.8	32.8	37.7	34.6
Equity method income	(5.1)	(4.0)	(3.7)	(5.4)
Stock-based compensation	3.6	4.5	7.1	8.8
Asset impairment and disposals, net of insurance recoveries	0.4	1.3	3.9	3.9
Farming costs for nonproductive orchards	1.5	1.8	1.7	1.8
ERP costs	4.6	2.2	2.2	2.2
Severance	-	1.3	1.3	-
Legal settlement	-	-	0.2	-
Advisory and transaction costs	0.6	0.3	-	1.2
Goodwill impairment	49.5	-	-	-
Remeasurement gain on business combination with Moruga	(2.0)	-	-	-
Amortization of inventory adjustment recognized from business combination	0.4	0.7	-	-
Supply chain optimization costs	-	-	-	0.2
Tariffs	-	-	-	1.1
Other (income) expense, net	(4.4)	0.2	(3.6)	(0.7)
Adjusted EBITDA before adjustment for noncontrolling interest	**48.2**	**51.8**	**119.8**	**119.0**
Noncontrolling interest	(0.6)	(3.4)	(12.0)	(8.2)
Total adjusted EBITDA	**$ 47.6**	**$ 48.4**	**$ 107.8**	**$ 110.8**
Total debt	$ 142.9	$ 154.8	$ 116.7	$ 100.3
Less: cash and cash equivalents	(52.8)	(42.9)	(58.0)	(64.8)
Net debt	**$ 90.1**	**$ 111.9**	**$ 58.7**	**$ 35.5**
Net leverage (net debt / adjusted EBITDA)	**1.9x**	**2.3x**	**0.5x**	**0.3x**

©Mission Produce 2026

missionproduce.com @mission_produce

WORLD'S FINEST AVOCADOS & MANGOS

Non-GAAP Reconciliations

Free Cash Flow and 3-Year Rolling Free Cash Flow Conversion

	FY2021	FY2022	FY2023	FY2024	FY2025
Net income (loss) attributable to Mission Produce, as reported	$ 44.9	$ (34.6)	$ (2.8)	$ 36.7	$ 37.7
Stock-based compensation	2.6	3.6	4.5	7.1	8.8
Unrealized loss (gain) on derivative financial instruments	(3.0)	(6.0)	2.3	0.6	-
Foreign currency transaction (gain) loss	1.6	2.0	1.8	(1.6)	1.0
Asset impairment and disposals, net of insurance recoveries	(0.2)	0.4	1.3	3.9	3.9
Farming costs for nonproductive orchards	0.8	1.5	3.8	4.2	3.5
ERP costs	-	4.6	2.2	2.2	2.2
Severance	-	-	1.3	1.3	-
Legal settlement	0.8	-	-	0.2	-
Advisory and transaction costs	-	0.6	0.3	-	1.2
Amortization of inventory adjustment recognized from business combination	-	0.4	0.7	-	-
Amortization of intangible asset recognized from business combination	-	-	1.5	0.5	-
Goodwill impairment	-	49.5	-	-	-
Remeasurement gain on business combination	-	(2.0)	-	-	-
Depreciation — blueberries	-	-	-	4.1	-
Supply chain optimization costs	-	-	-	-	1.1
Tariffs	-	-	-	-	1.1
Debt extinguishment costs	0.1	-	-	-	-
Tax effects of adjustments	(0.3)	(1.3)	(4.1)	(4.2)	(5.2)
Discrete tax charges	5.4	-	1.8	-	1.5
Noncontrolling interest	-	(0.2)	(1.3)	(2.2)	(0.6)
Adjusted net income (EAT)	**$ 52.7**	**$ 18.5**	**$ 13.3**	**$ 52.8**	**$ 56.2**
Net cash provided by operating activities, as reported	$ 47.0	$ 35.2	$ 29.2	$ 93.4	$ 88.6
Purchases of property, plant and equipment	(73.4)	(61.2)	(49.8)	(32.2)	(51.4)
Free cash flow	**$ (26.4)**	**$ (26.0)**	**$ (20.6)**	**$ 61.2**	**$ 37.2**
Free cash flow conversion	**(50.1%)**	**(140.5%)**	**(154.9%)**	**115.9%**	**66.2%**
Free cash flow, rolling 3-year			$ (73.0)	$ 14.6	$ 77.8
Free cash flow conversion, rolling 3-years			**(86.4%)**	**17.3%**	**63.6%**

©Mission Produce 2026

missionproduce.com @mission_produce